                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 1997
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                         GLACIER WATER SERVICES, INC.
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      (Exact name of registrant as specified in its charter)


          Delaware                    1-11012                33-0493559
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(State or other jurisdiction        (Commission           (I.R.S. Employer
of incorporation)                   File Number)        Identification No.)

2261 Cosmos Court
Carlsbad, California                                   92009
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(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code: (760) 930-2420
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                               N/A
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(Former name or former address, if changed since last report)

ITEM 8.   Change in Fiscal Year
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     Glacier Water Services, Inc. (the "Registrant") determined on October 23, 1997, to change its fiscal year end from the fifty-two or fifty-three week period ending on the Friday closest to December 31, to the fifty-two or fifty-three week period ending on the Sunday closest to December 31. The period from October 3, 1997 to October 5, 1997 will not be reported separately on a transition report, as it is not significant to the quarter.



                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Glacier Water Services, Inc.
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Date: November 5, 1997                   By:  /s/ Jerry A. Gordon
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                                            Jerry A. Gordon
                                            Chief Executive Officer